                                                                   EXHIBIT 10.53

                         BAILEE AGREEMENT AND AMENDMENT
                              TO PURCHASE CONTRACT

     THIS BAILEE AGREEMENT AND AMENDMENT TO PURCHASE CONTRACT (the "Amendment") by and among FIRST COLLATERAL SERVICES, INC., a California corporation ("First Collateral"), SUTTER MORTGAGE CORPORATION, a California corporation ("Original Seller"), and THE PRUDENTIAL HOME MORTGAGE COMPANY, INC., a New Jersey corporation ("Buyer"), is dated as of January 6, 1993.

     WHEREAS, Original Seller and Buyer have entered into: (i) a Purchase Contract dated March 28, 1991 (the "Contract"); and (ii) one or more Commitment Letters, as defined in the Contract (the Contract and any and all such Commitment Letters being hereafter sometimes collectively called the "Instruments"); and

     WHEREAS, pursuant to the terms of the Instruments, Original Seller agreed to sell and Buyer agreed to buy Mortgage Loans (as defined in the Contract); and

     WHEREAS, Original Seller previously indicated to Buyer that First Collateral was to serve as a warehouse lender for Original Seller in connection with certain Mortgage Loans pursuant to a traditional warehouse loan and security agreement, whereby First Collateral would loan monies to Original Seller to fund Mortgage Loans to be offered for sale to Buyer pursuant to the Instruments; and

     WHEREAS, due to certain regulatory concerns of First Collateral regarding its authority to serve as a warehouse lender for Original Seller, First Collateral and Original Seller have entered into a Master Mortgage Loan Purchase Agreement (the "Master Agreement") dated October 7, 1992, between Original
                                         ---------    --
Seller and First Collateral, which provides for Original Seller to: (i) sell such Mortgage Loans to First Collateral pending resale of such Mortgage Loans to Buyer pursuant to the Instruments; and (ii) grant First Collateral an ownership interest in the documents and materials (hereafter collectively called the "Mortgage Documents") evidencing, securing and/or issued in connection with such Mortgage Loans; and

     WHEREAS, First Collateral has advised Buyer that First Collateral has obtained any and all approvals, consents and authorizations from any and all appropriate governmental or quasi-governmental agencies and instrumentalities having or claiming jurisdiction over First Collateral and/or its corporate parent, which approvals, consents and authorizations are necessary or appropriate for the entering into, and performance of, this Amendment by First Collateral and/or its corporate parent; and

     WHEREAS, First Collateral has requested that Buyer act as First Collateral's bailee with respect to such Mortgage Documents until either the related Mortgage Loan is purchased by Buyer or the Mortgage Documents are returned to First Collateral; and

     WHEREAS, Buyer wants to assure, among other concerns, that, upon its payment of the Purchase Price (as defined in the Agreement), (i) Buyer will acquire all right, title and interest in and to each such Mortgage Loan, which such title shall be good and marketable and free and clear of any lien, pledge, encumbrance, security interest or claim of any person whatsoever; (ii) each such Mortgage Loan is not subject to any set-off, counterclaim or defense to payment; and (iii) each of the Instruments is a legal, valid and binding obligation of Original Seller, enforceable against Original Seller in accordance with its terms, notwithstanding that Original Seller will purport to sell such Mortgage Loans to First Collateral for resale to Buyer in accordance with the terms of the Master Agreement; and

     WHEREAS, Original Seller and First Collateral are willing to provide such assurances to Buyer-in accordance with the terms of this Amendment.

     NOW THEREFORE, in consideration of the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, First Collateral, Original Seller and Buyer agree as follows:

     Section 1.  Recitals.  The foregoing recitals, as well as the Agreement,
                 --------
are incorporated into this Amendment by this reference and made part hereof, and this Amendment is incorporated into the Agreement by reference and made a part thereof.

     Section 2.  Defined Terms.  Unless the context otherwise clearly requires,
                 -------------
all capitalized terms used in this Amendment shall have the meanings specified in the Agreement.

     Section 3.  Definition of "Seller."  From and after the date of this
                 ----------------------
Amendment, in the event that Original Seller sells a Mortgage Loan to Buyer pursuant to the Instruments, which Mortgage Loan Original Seller first purported to sell to First Collateral pursuant to the Master Agreement, the definition of "Seller," as used in the Instruments, shall be deemed to include both Original Seller and First Collateral, as the context shall permit or require, but only for the purpose set forth below in Section 4.

     Section 4.  Liability of Parties Comprising "Seller."
                 ----------------------------------------

     (a) The parties hereto acknowledge that the sole purpose for the provisions of Section 3 of this Amendment is to assure Buyer that the purported initial sale of Mortgage Loans by Buyer to First Collateral for resale to Buyer is not intended to, and shall not, in any way, diminish, impair, or otherwise limit, either generally, or in connection with any particular Mortgage Loan, (i) any of the representations or warranties made by, or any of the liabilities, duties and obligations of, Original Seller under the Instruments; or (ii) any of the rights and remedies of Buyer against Original Seller under the Instruments. Original Seller and First Collateral hereby expressly waive any and all claims, counterclaims and defenses Seller may now or hereafter have to any of its liabilities, duties or obligations under the Instruments, which claims, counterclaims or defenses are or may be based, directly or indirectly, on any characterization (by a court of competent jurisdiction or by any governmental or quasi-governmental agency, body or regulator having jurisdiction or control over Original Seller, First Collateral or any of their respective assets) of First Collateral's interest in any Mortgage Loan as an ownership interest rather than a security interest, following Buyer's payment of the Purchase Price as provided herein. Original Seller and First Collateral hereby jointly and severally indemnify Buyer and hold Buyer harmless from and against any and all losses, claims, lawsuits, actions, judgments, damages, penalties, fines, forfeitures, costs and expenses, including, without limitation, reasonable attorneys' fees (all of the foregoing being hereafter collectively referred to herein as "Losses"), resulting from: (1) any such characterization of First Collateral's interest or other failure of the provisions of Sections 3 and 4 hereof to be realized by Buyer; (2) a finding that any of First Collateral's representations and warranties made herein were false in any material respect on the date when made; or (3) First Collateral's failure to perform or observe in a timely manner any agreement, covenant, obligation or duty hereunder.

     (b) Except as is expressly set forth herein, nothing in this Amendment is intended to: (i) create joint and several liability on the part of Original Seller and First Collateral in connection with Mortgage Loans purchased by Buyer pursuant to the Instruments; (ii) impose any covenants, agreements or undertakings on First Collateral under the Instruments; or (iii) require First Collateral to make any specific representations and warranties to Buyer under the Instruments, except to the limited extent necessary to assure that First Collateral's purported purchase and ownership of the Mortgage Loans pursuant to the Master Agreement in no way defeats or impairs the purpose of this Amendment as set forth in Section 4(a) above. In this regard, subject to Buyer's obligations in this Amendment to act as bailee for and on behalf of First Collateral, Buyer's acceptance of delivery of the Mortgage Loans from First Collateral, in First Collateral's purported role as the purchaser thereof under the Master Agreement, is solely at the request and for the benefit of Original Seller, and without determining, acknowledging or expressing an opinion as to whether any interest of First Collateral in such Mortgage Loans is a security interest or an ownership interest.

     Section 5.  Notification and Acknowledgement of Interest. Notwithstanding
                 --------------------------------------------
any provision of any of the Instruments or any other document executed by Buyer and Seller to the contrary, and provided that this Amendment remains in full force and effect, Buyer agrees that the closing agent may forward the original executed Mortgage Note directly from the Closing of the Mortgage Loan to First Collateral. Absent Buyer's prior written consent (which consent may be given or withheld in Buyer's sole discretion), any intervening endorsement from Original Seller to First Collateral appearing on a Mortgage Note shall render such Mortgage Note ineligible for purchase by Buyer pursuant to the Instruments. First Collateral shall attach to each shipment of one or more Mortgage Notes a cover letter, substantially in the form of Exhibit A attached hereto and
                                           ---------
incorporated herein by reference, that:  (i) references this

Amendment; and (ii) acknowledges that each related Mortgage Loan is subject to First Collateral's claim of an interest. First Collateral, upon instruction from Original Seller, shall promptly forward the Mortgage Note and any other Mortgage Documents to Buyer at the address set forth in Section 13 below. Upon receipt, Buyer shall sign and date such statement and shall mail or telecopy it to First Collateral at the address or number set forth in Section 13 below.

     Section 6.  The Mortgage Loan File  The Mortgage Loan File (as defined in
                 ----------------------
the Agreement) shall not be deemed complete until the receipt of the original executed Mortgage Note by Buyer, which Mortgage Note conforms to all of Buyers's requirements, including, without limitation, those set forth in Section 5 above.

     Section 7.  Buyer as Bailee.  Buyer will hold the Mortgage Documents, in
                 ---------------
which First Collateral holds an interest, as bailee for the benefit of First Collateral, until Buyer is released as set forth in Section 8 hereof. Prior to such release, Buyer shall not deliver the Mortgage Documents to any third party (other than a third party that is wholly-owned, directly or indirectly, by The Prudential Insurance Company of America). Buyer shall act only as a bailee for First Collateral and shall not be deemed to be a representative, trustee, or fiduciary or otherwise an agent of or for First Collateral or Original Seller with respect to the Mortgage Documents, and First Collateral and Original Seller hereby jointly and severally indemnify Buyer against any and all Losses to Buyer resulting from any characterization of Buyer's actions under this Section 7 as anything other than the actions of a bailee. The standard of care to be exercised by Buyer in holding the Mortgage Documents shall be the same degree of care and skill as Buyer exercises when it holds Mortgage Loan documents on its own behalf.

     Section 8.  Termination of Security Interest and Release of Bailee.
                 ------------------------------------------------------
Buyer's status and obligations as bailee shall automatically terminate, without further action by any party, upon the earliest to occur of: (i) payment of the Purchase Price to First Collateral, as set forth in Section 9 hereof (the "Purchase Date"); or (ii) return of the Mortgage Documents to First Collateral, as set forth in Section 10 hereof. First Collateral agrees that all right, title, and interest it may have in and to the Mortgage Documents and the related Mortgage Loans purchased by Buyer are and shall be fully released effective as of the Purchase Date, whereupon Buyer will have no further obligations to First Collateral with respect to such Mortgage Documents or related Mortgage Loans.

     Section 9.  Purchase Price.  The "Purchase Price" means the price Buyer
                 --------------
agrees to pay to purchase a Mortgage Loan pursuant to the Instruments. Original Seller agrees to provide First Collateral with copies of the Instruments promptly upon First Collateral's request. First Collateral and Original Seller acknowledge that the Purchase Price may be less than the full principal amount of the Mortgage Note evidencing the Mortgage Loan, and that Original Seller may have paid or advanced other funds to Buyer in connection with the Instruments, which funds are not included in the Purchase Price. Buyer agrees that the Purchase Price paid to First Collateral with respect to a particular Mortgage Loan shall not be reduced due to adjustments relating to another Mortgage Loan. For purposes of the Purchase Date set forth in Section 8 hereof, the Purchase Price shall be deemed paid in full when First Collateral receives a federal wire transfer in the amount of the Purchase Price sent to First Collateral c/o Citibank, N.A., 111 Wall Street, New York, New York 10043, pursuant to the following wire transfer instructions:

          First Collateral Services, Inc. DDA #3685-7444
          c/o Citibank, N.A.
          ABA #021000089
          Telegraphic Abbr: Citibank NYC
          Text Line One: Paydown on Sutter Mortgage Corporation, #5975
                                    ---------------------------
          Text Line Two: (References)

With respect to any Mortgage Loan for which Buyer has received a notification of an interest held by First Collateral: (i) Buyer shall only wire payments to First Collateral, as specified above; and (ii) no change in the above wire transfer instructions shall be honored by Buyer unless provided in writing to Buyer and signed by First Collateral. Buyer shall not be liable to First Collateral or Original Seller for payments lost or delayed due to incorrect wiring instructions provided by First Collateral. Buyer shall notify First Collateral and Original Seller of the purchase of a Mortgage Loan by sending a funding advice to First Collateral and Original Seller.

     Section 10. Return of Mortgage Documents to First Collateral. Buyer will
                 ------------------------------------------------
deliver the Mortgage Note and other Mortgage Documents in Buyer's possession to First Collateral: (i) upon receipt by Buyer of First Collateral's written request therefor (provided that such request is received by Buyer prior to Buyer's payment of the Purchase Price); or (ii) promptly, in the event that Buyer elects not to purchase the Mortgage Loan, or in the event that the Mortgage Note (or any of the other Mortgage Documents) is defective and requires correction. In the alternative, Buyer shall take such other action with respect to the Mortgage Note and other Mortgage Documents as may be agreed upon in writing between First Collateral and Buyer. Any delivery from Buyer to First Collateral shall be made by express mail to the address of First Collateral set forth in Section 13 hereof.

     Section 11. Representations and Warranties.
                 ------------------------------

     (a) As of the date of this Amendment and as of the date of delivery of each Mortgage Loan to Buyer, Original Seller represents and warrants that the Certification of Interest signed by a duly authorized representative of Original Seller in the form set forth in Exhibit B attached to this Amendment and
                                ---------
incorporated herein by reference, is true and accurate in all respects.
Original Seller covenants and agrees immediately to inform Buyer of any change in the list of Banks included in such Certification of Interest, and further covenants and agrees to execute a revised true and accurate Certification of Interest to reflect any such change.

     (b)  As of the date of delivery of each Mortgage Loan to Buyer:

          (i) First Collateral represents and warrants to Buyer that First Collateral has not assigned, hypothecated, transferred, pledged, or otherwise conveyed the Mortgage Documents to any other party, or recorded its interest in the Mortgage Documents, or caused the Mortgage Note to be endorsed in its favor, and during the period that Buyer holds the Mortgage Documents as bailee, unless and until the Mortgage Documents are returned by Buyer to First Collateral, First Collateral will not assign, hypothecate, pledge, transfer, or otherwise convey First Collateral's right, title, or interest in such Mortgage Documents or record or file its interest therein, or cause the Mortgage Note to be endorsed in its favor; and

         (ii) First Collateral certifies to Buyer that all original notes, mortgages, and other original documents, instruments and materials in First Collateral's possession relating to each such Mortgage Loan (except for the Master Agreement between First Collateral and Original Seller and any unrecorded assignments) have been delivered to Buyer; and

        (iii) First Collateral represents and warrants to Buyer that neither First Collateral nor its agents have engaged in any act, or have failed to engage in any act, that has the effect of impairing either (x) the enforceability of any Mortgage Note or of any of the other Mortgage Documents or (y) the absolute ownership interest of Buyer in and to any Mortgage Loan upon Buyer's payment of the Purchase Price as provided herein; and

         (iv) First Collateral represents and warrants to Buyer that First Collateral's execution and delivery of this Amendment have been:
               (i) specifically approved by the Board of Directors of First Collateral, and such approval is reflected in the minutes of the meetings of such Board of Directors, or (ii) approved by an officer of First Collateral, who was duly authorized by the Board of Directors to enter into such types of transaction and such authorization is reflected in the minutes of the Board of Directors' meetings; and this Amendment constitutes the "written agreement" governing First Collateral's rights and obligations with respect to Buyer resulting from its purported purchase of Mortgage Loans from Original Seller pursuant to the Master Agreement, and First Collateral shall continuously maintain all components of such "written agreement" as an official record of First Collateral or any successor thereof; and

          (v) First Collateral represents and warrants to Buyer that First Collateral's execution and delivery of this Amendment and the Master Agreement does not violate any provision of law or regulation, any order of any court or other agency or instrumentality of government or other instrument to which First Collateral is bound, and does not conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument.

     (c) As of the date and time of payment to First Collateral of the Purchase Price for a particular Mortgage Loan as set forth herein, First Collateral represents and warrants that: (i) First Collateral has fully relinquished all right, title, and interest it may have in and to such Mortgage Loan; (ii) all notes, mortgages, and other original documents, instruments and materials that have been delivered to Buyer pursuant to subparagraph 11(b) (ii) above have been released to Buyer; and (iii) any unrecorded assignments in First Collateral's possession relating to such Mortgage Loan are null and void.

     Section 12. Remedies of Buyer.  In the event that Original Seller or First
                 -----------------
Collateral is in breach of any of their respective representations, warranties, covenants, or agreements under this Amendment, and in addition to any other remedies Buyer may have hereunder, under the Instruments, under any other document, at law, or in equity, Buyer shall be entitled, in its sole and absolute discretion, to terminate this Amendment and/or to refuse to Fund any Mortgage Loan in which First Collateral has or claims any interest whatsoever.

     Section 13. Notices.  All demands, notices and communications
                 -------
hereunder (except as may be otherwise expressly provided herein or in the Instruments) shall be in writing and shall be personally delivered, telecopied, or mailed (by registered or certified United States mail, postage prepaid), to the addresses and/or telecopier numbers set forth below, or to such other address and/or telecopier number as may be hereafter be furnished in writing by any party hereto to the other parties hereto, and shall be deemed effective upon the earlier of: (i) the date of delivery (if delivered personally or telecopied); or (ii) three (3) Business Days after the date of mailing (if sent by registered or certified mail).

     Notices to Buyer should be sent to:

               The Prudential Home Mortgage Company, Inc.
               7485 New Horizon Way
               Frederick, Maryland  21701
               Telecopier Number:  (301) 696-7105
               Attention:  Lender Express

     with a copy to:

               The Prudential Home Mortgage Company, Inc.
               7485 New Horizon Way
               Frederick, Maryland  21701
               Telecopier Number:  (301) 696-7635
               Attention:  Legal Department

     Notices to Original Seller should be sent to:

               Sutter Mortgage Corporation
               ----------------------------------------
               1556 Parkside Drive
               ----------------------------------------
               Walnut Creek  CA  94596
               ----------------------------------------

     Notices to First Collateral should be sent to:

               First Collateral Services, Inc.
               ---------------------------------------
               1340 Treat Boulevard, Suite 480
               ---------------------------------------
               Walnut Creek, CA  94596
               ---------------------------------------

     Section 14. Continuing Covenant.  First Collateral shall execute and
                 -------------------
deliver, in form reasonably acceptable to Buyer, such statements, instruments, certifications, notices, documents, or other papers, and take such other actions requested by Buyer, as may be necessary or appropriate to establish, preserve, maintain or otherwise protect Buyer's ownership interest in the Mortgage Loans and/or to effectuate the purposes of this Amendment.

     Section 15. Counterparts.  This Amendment may be executed in any number of
                 ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties or signatories hereto may execute this Amendment by signing any such counterpart.

     Section 16. Entire Agreement.  This Amendment is an integrated contract
                 ----------------
and is the entire agreement between the parties hereto concerning the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral discussions on the topics covered herein and may only be modified or amended in writing duly signed by all parties hereto.

     Section 17. Ratification of the Agreement.  Except as expressly amended
                 -----------------------------
hereby, the Agreement remains unchanged and in full force and effect in all respects, and is hereby ratified and confirmed by the parties hereto.


     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered by its duly authorized officers as of the day and year first above written.



                                           ORIGINAL SELLER:

ATTEST:                                    SUTTER MORTGAGE CORPORATION

By: /s/ Gayle Ansell                       By:  /s/ Ronald Morck
    ---------------------------------          ---------------------------------
Name: Gayle Ansell                         Name:   Ronald Morck
     --------------------------------           --------------------------------

Title: Controller                          Title: President
       ------------------------------            -------------------------------


                                           BUYER:

ATTEST :                                   THE PRUDENTIAL HOME MORTGAGE
                                               COMPANY, INC.

By: /s/ April Goss                         By: /s/ Barbara L. Fisher
    ---------------------------------          ---------------------------------

Name:  April Goss                          Name: Barbara L. Fisher
     --------------------------------           --------------------------------
Title: Mgr. Contract Administration        Title: Vice President
      -------------------------------            -------------------------------


                                           FIRST COLLATERAL

ATTEST:                                    FIRST COLLATERAL SERVICES, INC.

By: /s/ LeArla Torgerson                   By:  /s/ Lyndon C. Merkle
   ----------------------------------           --------------------------------
Name: LeArla Torgerson                     Name:  Lyndon C. Merkle
     --------------------------------            -------------------------------
                                           Title: Senior Vice President & CFO
Title: ______________________________             ------------------------------


cc: Anita Bradney

                                   Exhibit A
                       [LETTERHEAD OF FIRST COLLATERAL]


Date:
     _____________________

The Prudential Home Mortgage Company, Inc.
7485 New Horizon Way
Frederick, Maryland  21701

Attention:  Lender Express Dear

Dear______________________

Promissory Notes evidencing the below-listed loans are attached hereto and are being delivered to The Prudential Home Mortgage Company, Inc. ("PHMC"), in PHMC's capacity as bailee for First Collateral Services, Inc. ("First Collateral"), pursuant to the Bailee Agreement and Amendment to Purchase Contract (the "Bailee Agreement") dated January 6, 1993, among First Collateral, SUTTER MORTGAGE CORPORATION, as Original Seller, and PHMC, as Buyer.

     Loan # ____________________     Name : _________________________

     Loan # ____________________     Name : _________________________

     Loan # ____________________     Name : _________________________


Kindly send payments or return such Promissory Notes as specified in Sections 9 or 10, respectively, of the above-referenced Bailee Agreement.

Sincerely,

FIRST COLLATERAL SERVICES, INC.

By:_____________________________________

Name:___________________________________

Title:__________________________________



The undersigned hereby acknowledges receipt of this letter and the above-referenced Promissory Notes, and that the undersigned will hold such Promissory Notes as bailee on behalf of First Collateral Services, Inc., subject to First Collateral Services, Inc.'s claim of an interest therein.

THE PRUDENTIAL HOME MORTGAGE COMPANY, INC.

By:_____________________________________

Name :__________________________________

Title:__________________________________

                                    Exhibit B
                           CERTIFICATION OF INTEREST


     As of the date set forth below, the undersigned, a duly authorized representative of SUTTER MORTGAGE CORPORATION ("seller"), in connection with the sale of closed residential mortgage loans (the "Mortgage Loans") to the Prudential Home Mortgage Company, Inc. ("Buyer") pursuant to the Purchase Contract (the "Contract") dated as of March 28, 1991, between Buyer and Seller and certain Commitment Letters between Buyer and Seller entered into from time to time pursuant to the Contract, hereby certifies on behalf of Seller as follows:

     1. Each Mortgage Loan may, at any one time, be subject only to: (i) a security interest held by one and only one of the following Warehouse lenders (individually, a "Warehouse Lender" and collectively the "Warehouse Lenders"):

              (LIST NAME(S) AND ADDRESS(ES) OF WAREHOUSE LENDERS)

Imperial Bank  1999 Harrison Street, Oakland, CA 94612


First Collateral Services, Inc.  1340 Treat Blvd. Suite 480, Walnut Creek, CA
94596



or (ii) a 100% participation interest held by Paine Webber Real Estate Securities Inc., a Delaware corporation ("Paine Webber"), pursuant to that certain Mortgage Loan Participation Agreement between Paine Webber and Seller dated June 30, 1992; provided, however, that at no time shall any Mortgage Loan be simultaneously subject to an interest under both subsections (i) and (ii)
                                               ----
immediately above.

     2. No documents evidencing or property securing a Mortgage Loan will be subjected to any interest in favor of more than one of the Warehouse Lenders at any one time.

     3. Seller will not cause any Mortgage Loan to be funded to borrower with monies obtained from any lender other than one of the Warehouse Lenders.

     4. The potential interests disclosed in section 1 above, if any, comprise all security or other interests relating to or affecting any and all Mortgage Loans, which interests are held by any party other than the Mortgagor (as defined in the Contract), Seller or Buyer. If no Warehouse Lender is listed in section 1 above, there are no such interests held by a Warehouse Lender.

     5. This Certification of Interest supersedes any other Certification, Security interest Certification, Security Release Certification, or other similar document provided by Seller to Buyer dated prior to the date hereof.


                                    Seller :

WITNESS :                           SUTTER MORTGAGE CORPORATION

/s/ GAYLE ANSELL                    By: /s/ RONALD MORCK          (SEAL)
-------------------------              ---------------------------
                                    Name:   Ronald Morck
                                          ------------------------
                                    Title:  President
                                           -----------------------
                                    Date:  1-7-93
                                          ------------------------